Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uniprop Manufactured Housing Communities Income Fund II (the “Company”) on Form 10-Q for the period ending September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the ”Report”), I Roger I. Zlotoff, Principal Executive Officer of the Company, and Susann Kehrig, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Roger I. Zlotoff
Principal Executive Officer,
President & Chief Operating Officer of Uniprop Inc.

/s/ Susann E. Kehrig
Principal Financial Officer,
Vice President, Finance of Uniprop Inc.

November 10, 2016